                                Pilgrim America
                                     Funds


                                  Elite Series
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund

                                 Annual Report
                                 June 30, 1997

                                                          [LOGO]

                                Pilgrim America
                                     Funds

                                  Elite Series
                                  ------------

                                 ANNUAL REPORT
                                 June 30, 1997


                               Table of Contents

Chairman's Message ........................................................    4
Portfolio Managers' Reports:

     Pilgrim America MagnaCap Fund ........................................    5
     Pilgrim America High Yield Fund ......................................   10
     Pilgrim Government Securities Income Fund ............................   15

Report of Independent Auditors ............................................   20
Statements of Assets and Liabilities ......................................   21

Statements of Operations ..................................................   22
Statements of Changes in Net Assets .......................................   23

Financial Highlights ......................................................   24
Notes to Financial Statements .............................................   27
Portfolios of Investments:

     Pilgrim America MagnaCap Fund ........................................   32
     Pilgrim America High Yield Fund ......................................   35
     Pilgrim Government Securities Income Fund ............................   39

Tax Information ...........................................................   41


                            Pilgrim America Funds

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Pilgrim America Elite Series of Funds ("Elite Series") which consists of Pilgrim America MagnaCap Fund, Pilgrim America High Yield Fund and Pilgrim Government Securities Income Fund. In the following pages, the portfolio manager for each Fund of the Elite Series discusses the results of operations for the fiscal year ended June 30, 1997, as well as the markets and factors which have affected each of the Funds during this period.

The Elite Series is designed to give investors access to seasoned investment managers who bring a depth of experience and knowledge to their specific investment discipline. Additionally, in order to increase distribution of the Elite Series, we created additional classes of shares (B and M shares), with different sales charges and distribution fees, allowing you to choose the method of purchasing shares that best suits your investment objectives.

Pilgrim America is dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing only high quality core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Thank you for selecting Pilgrim America Elite Series. We appreciate the confidence you have placed with us in serving your investment needs.

Sincerely,

/s/ Robert W. Stallings
---------------------------
Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.

August 20, 1997


                             Pilgrim America Funds

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

In our last Semi-Annual Report, we reported that Pilgrim America MagnaCap Fund (the "Fund") had another good year in 1996. Eighteen years ago, the Fund initiated its disciplined investment philosophy and 1996 marked the 17th year in the last 18 that the Fund produced a positive return. We are very pleased to report that the Fund continues to deliver for its shareholders in 1997. For the year ended June 30, 1997, the Fund provided a total return of 30.8%(1) compared to the Standard & Poor's 500 Index ("S&P 500 Index") - - a common proxy for the U.S. stock market - - which gained 34.7% for the same period. For the six months ended June 30, 1997, the Fund was up 16.4%(1), compared to the S&P 500 Index which gained 20.6% for the same period. The Fund has had a positive year to date return every market day since the dividend ex-date on January 2, 1997(1). This is in contrast to the Dow Jones Industrial Average ("Dow") which briefly had a negative year to date return during the March - April market decline. The Fund's Class A average annual total returns for the five and ten year periods ended June 30, 1997 were 17.7% and 12.8%, respectively.(1)

A $10,000 investment in Class A shares of the Fund on January 1, 1979, the year in which the Fund adopted its disciplined investment philosophy, would have grown to $158,990 as of June 30, 1997, after deduction of the maximum 5.75% sales charge and assuming the reinvestment of all dividend and capital gain distributions. The net asset value of Class A shares of the Fund was $15.92 on June 30, 1997, which represents a $0.77 or 4.6% decrease from the net asset value of $16.69 on June 30, 1996. This decrease is due in part to the $4.912 per share capital gain distribution paid to shareholders in January, 1997.

GENERAL ECONOMIC AND EQUITY MARKET ENVIRONMENT
At the beginning of the second quarter of this year investors were worried about a major market correction. The equity market was declining rapidly, possibly heading toward its worst setback since 1990. Then the market stormed back and in the second quarter the Dow gained 16.5 percent, its largest second quarter gain since 1938, and the fifth largest gain for any quarter since the end of World War II. At the end of the second quarter, the Dow was at 7672.8, about 1,200 points ahead of where it began the year. It has now risen 10 consecutive quarters for the first time since the early 1950's. At the beginning of the year many people were apprehensive because we had two consecutive good years.(2)

                             Pilgrim America Funds

                         Pilgrim America MagnaCap Fund


All the major stock indexes have set records this year. And the Dow has already set 28 new closing highs. In all of last year, it reached a new high 44 times. But this year's gains have been accompanied by volatility and steep downturns. The Dow has had 18 closings with moves of more than 100 points and the sharpest decline in more than six years - a four week drop of 9.8 percent for the period ended on April 11.(2)

The economic environment has been characterized by stronger than expected growth, lower than expected inflationary pressure and high profit margins. Interest rates are stable, and the price of gold - traditionally seen as a key indicator of coming inflation - has hit a four year low.(2)

PILGRIM AMERICA MAGNACAP FUND

As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are assessed with reference to the following criteria as ideal:

  1. Consistent dividend increases in at least eight of the past ten years, with no year showing a decrease.

  2. A dividend rate increase of at least 100% over the past ten years.

  3. Dividend payout less than 65% of current earnings.

  4. Long-term debt less than 25% of total capitalization.

  5. The current price of the company's stock in the lower half of the stock's price/earnings ratio range for the past ten years.

We believe that the Fund's success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies and based upon both in-house and external research, we aim to select the 40 to 50 equities which we believe will be most likely to exhibit a high degree of performance.

Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, and circumstances of the company and of the sector within which it falls. The bull market in U.S. stocks is in its seventh year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have


                             Pilgrim America Funds

                         Pilgrim America MagnaCap Fund


benefited from several long-term structural changes. These include an increase in the nation's savings rate and a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred wide-spread productivity gains, and this offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull-market will end. We believe stock prices can continue to rise selectively in 1997 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, MO 64141-6338, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,


/s/ Howard N. Kornblue
-------------------------
Howard N. Kornblue
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.


/s/ Carl Dorf, C.F.A.
-------------------------
Carl Dorf, C.F.A.
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.


/s/ G. David Underwood
-------------------------------
G. David Underwood
Vice President and Director of Research
Pilgrim America Investments, Inc.


                            See Footnotes on page 9.

                             Pilgrim America Funds

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
JUNE 30, 1997
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim America MagnaCap Fund and the Standard & Poor's 500 Index.

Based on a $10,000 initial investment, the graph below illustrates the total return of Pilgrim America MagnaCap Fund against the Standard & Poor's 500 Index (the "S&P 500 Index"). Note that the S&P 500 Index has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.


                                   [CHART]

                        Growth of a $10,000 Investment

     All returns assume reinvestment of all dividends and distributions.



                                 PLOT POINTS

                     MagnaCap Fund A       S&P 500 Index
                     ---------------       -------------

      6/30/87            9,421                10,000
      6/30/88            8,815                 9,309
      6/30/89           10,320                11,216
      6/30/90           11,748                13,062
      6/30/91           12,360                14,027
      6/30/92           13,835                15,905
      6/30/93           14,972                18,069
      6/30/94           16,338                18,323
      6/30/95           19,705                23,094
      6/30/96           23,904                29,095
      6/30/97           31,271                39,188








        SEC Average Annual Total Returns
               as of June 30, 1997
-----------------------------------------------
                     1 Year  5 Years   10 Years
                     ------  -------   --------
MagnaCap Fund A      23.28%  16.33%     12.08%
S&P 500 Index        34.70%  19.78%     14.64%


   Ending Redeemable Value
     as of June 30, 1997
------------------------------
MagnaCap Fund A     $31,271
S&P 500 Index       $39,188


                            See Footnotes on page 9.

                             Pilgrim America Funds

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five and ten year periods ended June 30, 1997 including the maximum sales charge and assuming reinvestment of all dividends and distributions were 23.28%, 16.33%, and 12.08%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Total returns for Class B and M shares, excluding sales charges for the year ended June 30, 1997 were 29.92%, and 30.26%, respectively.

     Total returns for Class B and M shares, including the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended June 30, 1997 were 24.90% and 25.72%, respectively.

(2)  Source: The New York Times, July 1, 1997.


Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.


                             Pilgrim America Funds

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

It is our pleasure to share with you the results of operations for Pilgrim America High Yield Fund ("the Fund") for the year ended June 30, 1997.

Continued strong economic growth and a relatively low rate of inflation have helped high yield assets perform well during the last twelve months. Your Fund performed admirably for the fiscal year ending June 30, 1997, with a total return of 17.14%.(1) This compares favorably to the Lipper High Current Yield average of 14.77% for the same time period. Your Fund ranked 22 of 163 comparable funds in the high current yield category, ranking your Fund in the top quartile for the one year period ended June 30, 1997.(2)(3)(4)

GENERAL ECONOMIC AND MARKET ENVIRONMENT

During the twelve month period ended June 30, 1997, Federal Reserve ("Fed") policy has remained relatively stable. During this time the Fed raised the Federal Funds target rate once, from 5.25% to 5.50%, on March 25, 1997. This was done as the committee feared a pickup in inflationary forces, primarily relating to employment costs. The Fed was also not happy with the soaring stock market which, they believed, was leading to too much speculation in the domestic financial markets. As it turned out, by the end of the Funds fiscal year, the stock market continued to trend even higher after a temporary pullback, and the Fed became more complacent about inflationary threats to the economy, leaving monetary policy unchanged.


Most high yield issuers borrow in both the fixed and variable rate debt markets. While the Fund invests in the fixed rate debt of issuers, it is important to monitor changes in short-term, or variable rates, for potential changes in creditworthiness. The two rates most commonly used are LIBOR, or the London Interbank Offered Rate, and the Prime Rate. Both rates ended up slightly higher for the last fiscal year. Three month LIBOR began the period at 5.58%, averaged 5.63%, and ended the period at 5.78%. The Prime Rate began the period at 8.25%, and as a direct response to the Fed tightening in March, ended up 25 basis points at 8.50%.

Long term interest rates, as measured by the yield on the 30 year treasury bond, gyrated up and down for the last twelve months. The yield was 6.87% at the beginning of the fiscal year, reached as high as 7.19% in July of 1996, and as low as 6.35% in November of 1996, and ended the fiscal year at 6.79%. The average yield for the period was 6.83%. Interestingly, as the fixed income markets have become more comfortable with a low inflation and a steady economic growth outlook, bond yields have continued to fall into the new fiscal year. As of this writing, the low for the new fiscal year is approximately 6.30%.

                             Pilgrim America Funds

                        Pilgrim America High Yield Fund




HIGH YIELD MARKET

The high yield market has been very healthy for the last twelve months. Spreads have continued to tighten as the economy performs well and inflation stays under control. New issue volume continues at a record pace. Finally, default rates have fallen and remain extremely low.

High yield new issuance has risen dramatically in the first six months of 1997. Issuance in the first half of 1997 was $69.6 billion totaling 318 issues. By comparison, 1996 issuance was a record $78.9 billion and totaled 410 issues for the full calendar year. Clearly, the pace that has been set by the market in the first six months of the year puts 1997 on track for record new issuance.

Spreads have narrowed 78 basis points in the last twelve months from 417 basis points off Treasuries to 339 basis points. The yield on the Credit Suisse First Boston High Yield Index has fallen 91 basis points from 10.67% to 9.76% in the same time period. This has occurred as market participants have become increasingly comfortable with cash flow and profitability projections from the issuers and analysts on Wall Street.

As might be expected with a growing economy, the default rates on high yield debt have fallen to low levels. The trailing twelve month default rate based on principal and calculated by Moody's, was at 1.69% at the end of the Fund's fiscal year. The rate was 2.40% at the beginning of the fiscal year. Default rates have been trending down both because the healthy economy has helped companies and banks have worked with issuers when there are credit problems.

PILGRIM AMERICA HIGH YIELD FUND

Industry weightings in the Fund have remained relatively unchanged recently as the Fund's management is comfortable with the total return prospects for the current holdings. The three largest industry holdings are Communications, Media & Entertainment, and Gaming. Each of these sectors represents an opportunity to outperform based on prospects for above market average growth in revenues and cash flow. Communications, in particular, has represented a disproportionally high amount of new issuance in the high yield market in 1997 as a result of telecommunications deregulation. Opportunities have arisen for new competitors to enter the local and long distance telephone markets as well as newer forms of wireless communications. One of the primary vehicles for financing this expansion and growth is the high yield market. The Fund's management will continue to participate in the financing of this sector as it continues to demonstrate prospects for above average growth.

Low cash positions in the Fund have enhanced performance for the last twelve months. It has been, and continues to be, the goal of the Fund's management to maintain an essentially fully invested position. This usually means 0-3% cash, depending on fund flows and the settlement of purchases and sales. It has been

                             Pilgrim America Funds

                        Pilgrim America High Yield Fund


particularly challenging to keep the Fund invested the last twelve months as its net assets have grown from $22.3 million at June 30, 1996 to $85.0 million at June 30, 1997. The strong new issue market and the pricing of that market at relatively cheaper levels than the secondary market have helped the Fund's Management both outperform and stay on top of the cash inflows.

The Fund has benefited from the strong economy as it has been primarily invested in Single-B issues for the last twelve months. These issues have generally outperformed both better quality Double-B issues as well as the more risky Triple-C and lower issues. Going forward, the Fund's management is cautious as both high yield spreads and general equity market valuations have moved to the rich ends of their respective trading ranges. Increased surveillance of the credit landscape is a prudent strategy as the market moves forward. In particular, the amount of leverage and the cash flow coverage of interest are key credit measurements the Fund's management seeks to track. Any weakening of these measurements would be cause for concern and motivate a change in the quality breakdown of the Fund away from Single-B issues, toward the Double-B sector.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

Thank you for the opportunity to serve your high yield investment needs. If you have any questions or comments, please do not hesitate to contact us.

Sincerely,

/s/ Kevin G. Mathews
----------------------------
Kevin G. Mathews
Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.

                           See Footnotes on page 14.

                             Pilgrim America Funds

                       Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
JUNE 30, 1997
--------------------------------------------------------------------------------

Comparison of the Changes in Value of a $10,000 Investment in Pilgrim America High Yield Fund, the Lehman Brothers High Yield Index and the CS First Boston High Yield Index.

Based on a $10,000 initial investment, the graph below illustrates the total return of Pilgrim America High Yield Fund against the Lehman Brothers High Yield Index, and the CS First Boston High Yield Index. Note that the Lehman Brothers High Yield Index and the CS First Boston High Yield Index have inherent performance advantages over any fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.


                                   [CHART]

                         Growth of a $10,000 Investment


The Fund's total returns assume reinvestment of all dividends and distributions. The Indices' total returns assume reinvestment of interest income.


                                 PLOT POINTS
                                                               CS First
                    High Yield              Lehman              Boston
                      Fund A              High Yield          High Yield
                       ($)                    ($)                ($)

6/30/87               9,521                  10,000               10,000
6/30/88               9,965                  10,765               11,131
6/30/89              10,732                  11,752               12,207
6/30/90              10,338                  11,582               11,975
6/30/91              11,219                  13,241               13,854
6/30/92              13,816                  16,482               17,342
6/30/93              16,080                  19,110               20,283
6/30/94              16,773                  19,789               21,163
6/30/95              18,388                  22,526               23,808
6/30/96              20,727                  24,706               26,182
6/30/97              24,281                  28,138               30,023


              SEC Average Annual Total Returns
                     as of June 30, 1997
------------------------------------------------------------
                             1 Year      5 Years   10 Years
                             ------      -------   --------
High Yield Fund A             11.53%      10.86%     9.28%
Lehman High Yield Index       13.89%      11.29%    10.90%
CS First Boston H. Y. index   14.67%      11.60%    11.62%


         Ending Redeemable Value
          as of June 30, 1997
-------------------------------------

High Yield Fund A             $24,281
Lehman High Yield Index       $28,138
CS First Boston H. Y. index   $30,023

                           See Footnotes on page 14.

                             Pilgrim America Funds

                       Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Performance figures shown pertain only to Class A shares of the Fund excluding the maximum sales charge. The average annual total returns for the one, five and ten year periods ended June 30, 1997 including the Class A maximum sales charge of 4.75% were 11.53%, 10.86% and 9.28%, respectively.

     Total returns for Class B and M shares for the year ended June 30, 1997 including the maximum contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.25% (Class M shares only) and assuming reinvestment of all dividends and distributions were 11.00% and 12.57%, respectively. Total returns for Class B and M shares for the year ended June 30, 1997 excluding sales charges and assuming reinvestment of all dividends and distributions were 16.04% and 16.29%, respectively.

(2) Lipper Analytical Services, Inc. ranked Class A shares of the Fund for total return, excluding sales charges and assuming reinvestments of all dividends and distributions. For the five and ten year periods ended June 30, 1997 the Fund ranked 10 and 23 out of 62 and 45 funds, respectively.

(3) All returns and ratings reflect a partial waiver of fees for the periods stated. Without such a waiver, returns and ratings would have been lower.

(4) The Lipper High Current Yield average is an average of one year returns for 141 funds in that Lipper category as of June 30, 1997. For the five and ten year periods ended June 30, 1997, the Lipper High Current Yield Fund average returns were 11.01% and 9.64% for 62 and 45 funds, respectively.

(5) The CS First Boston High Yield Index and Lehman Brothers High Yield Index are broad measures of high yield market performance.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. An investment in high yield securities entails special risks and considerations that are different from or more pronounced than those involved in higher rated securities, including greater credit risk.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                              Pilgrim America Funds

                  Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for the Pilgrim Government Securities Income Fund ("the Fund") for the year ended June 30, 1997. The Fund performed well given a volatile interest rate environment. As of June 30, 1997, the Fund's standardized 30-day SEC yield was 4.87%(1). The average annual total returns for the one, five and ten year periods ended June 30, 1997 assuming the reinvestment of all dividends and distributions were 7.33%, 5.29%, and 6.91%, respectively. (1)

GENERAL ECONOMIC AND MARKET ENVIRONMENT

During the last twelve months we have been witness to an unprecedented period of moderate economic growth and well controlled inflation. This has been the golden age for investments; what many economist refer to as the "goldilocks economy". The road we have traveled, however, has been challenging. The thirty year treasury has traded in a wide range with highs close to 7.20% in July, September and April; and a low of 6.35% at the end of November. Current economic conditions have defied classic economic theory; therefore, creating many skeptics. Economies do not usually move in a straight line; they usually flow intermediately between recession and recovery. The current recovery, however, is now going into its seventh year and the previous recession in 1991 lasted only a year. Even more troubling for the skeptics is the Phillips Curve. The Phillips Curve simply states that there is a direct relationship between the unemployment rate and inflation. A decline in the unemployment rate will ultimately cause a rise in inflation. As of June 1997, the unemployment rate was at 5.0%, only slightly above May's 4.8%, which was the lowest rate in 23 years. The employment cost index (a measure of wage inflation) has kept within a moderate range since early 1995. The employment cost index had risen 2.8% for the twelve-month period ended June 30, 1997.

MORTGAGE SECURITIES MARKET IN PARTICULAR

In the last twelve months, mortgage returns and prepayment have moved in tandem with treasury rates. The volatility in interest rates has left a cloud of uncertainty over future mortgage prepayment rates. This uncertainty makes it a challenge to forecast future total returns for newly originated mortgages. One sector of the mortgage market which has seen good, reliable performance over the last year has been high coupon, well seasoned mortgages. Mortgages originated in the early 1980's with interest rates of 10% or greater have caught the attention of many mortgage investors. This increased demand has allowed these



                             Pilgrim America Funds

                   Pilgrim Government Securities Income Fund


securities to outperform treasuries and most other mortgage securities. The Fund continues to emphasize seasoned mortgages, most of which have high coupons.

ANALYSIS OF THE PILGRIM GOVERNMENT SECURITIES INCOME FUND

The effective duration (a measure of price sensitivity) of the portfolio as of June 30, 1997 was approximately 4.1, slightly below the Lehman Government/Mortgage Index and significantly below most other government securities funds. During most of the second half of 1996, management maintained a portfolio duration either at or slightly above the benchmark. The effective duration of the Fund peaked at 4.8 at the end of October. In November, the decision was made to reduce the portfolio's effective duration based on the belief that interest rates no longer properly reflected economic and inflation data. These defensive measures have allowed the Fund to outperform the Lipper Government Average for the one year period among 177 funds(2). The Fund continues its ongoing commitment to shareholders by avoiding the risks associated with exotic derivatives, leverage, as well as futures and options.

For the second half of 1997, we remain skeptical; believing that economic growth will remain moderate and questioning the tight labor market and its ultimate impact on inflation. Good economic conditions do not last forever and changes usually happen when you least expect them. Credit for the current economic prosperity must be given to the Federal Reserve for a monetary policy which has maintained a good balance between economic growth and price stability. Looking forward, the Federal Reserve will take no action on monetary policy as long as inflation remains under control. As we go to press, the thirty year treasury is currently trading at approximately 6.65% and the two year treasury just below 5.95%. As stated in our previous letters, forecasting interest rates is not an exact science but more a measure of assigning probabilities. That being said, we need to ask ourselves what will cause interest rates to rise significantly above current levels and what is the probability of that occurring. The current economic environment of moderate growth and subdued inflation is ideal for investment grade bonds. Several investment houses in the first half of 1997 have raised their bond allocation. Given these reasons, a good case can be made for fixed income securities (and the Pilgrim Government Securities Income Fund) being attractive at current interest rates.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way of acquiring additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.


                             Pilgrim America Funds

                   Pilgrim Government Securities Income Fund

Thank you for your continued support, and do not hesitate to contact us with any comments or questions regarding the Fund.

Sincerely,


/s/ Charles G. Ullerich
---------------------------------------
Charles G. Ullerich, C.F.A.
Portfolio Manager
Pilgrim America Investments, Inc.

                           See Footnotes on page 19.

                             Pilgrim America Funds

                  Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
JUNE 30, 1997
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in Pilgrim America Government Securities Income Fund, the Lehman Brothers GNMA Index, the Lehman Brothers Intermediate Government Securities Index and the Lehman Brothers Treasuries Index.

Based on a $10,000 initial investment, the graph below illustrates the total return of Pilgrim Government Securities Income Fund against the Lehman Brothers GNMA Index, the Lehman Brothers Intermediate Government Securities Index and the Lehman Brothers Treasuries Index. Note that the Lehman Brothers indices have inherent performance advantages over any fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.


                                   [CHART]


                        Growth of a $10,000 Investment


                                 PLOT POINTS

                 Gov't          Lehman        Lehman         Lehman
               Securities        GNMA      Intermediate    Treasuries
                Income A        Index       Gov't Index      Index
                  ($)            ($)           ($)            ($)

6/30/87          9,528          10,000        10,000         10,000
6/30/88         10,276          10,968        10,752         10,703
6/30/89         11,322          12,310        11,837         12,011
6/30/90         12,059          13,501        12,751         12,829
6/30/91         13,167          15,120        14,095         14,114
6/30/92         14,359          17,221        15,907         16,053
6/30/93         15,769          18,788        17,504         18,140
6/30/94         15,375          18,548        17,471         17,893
6/30/95         16,753          20,866        19,174         20,051
6/30/96         17,312          22,123        20,120         20,947
6/30/97         18,580          24,193        21,518         22,476

The Fund's returns assume reinvestment of all dividends and distributions. The Indices' returns assume reinvestment of interest income.


               SEC Average Annual Total Returns
                      as of June 30, 1997
---------------------------------------------------------------
                                   1 Year    5 Years   10 Years
                                   ------    -------   --------
Gov't Sec. Income Fund A            2.22%      4.26%     6.39%
Lehman GNMA Index                   9.36%      7.03%     9.24%
Lehman Int. Gov't Index             6.95%      6.23%     7.96%
Lehman Treasuries Index             7.30%      6.96%     8.44%

         Ending Redeemable Value
           as of June 30, 1997
------------------------------------------
Gov't Sec. Income Fund A           $18,580
Lehman GNMA Index                  $24,193
Lehman Int. Gov't Index            $21,518
Lehman Treasuries Index            $22,476


                            See Footnotes on Page 19.

                             Pilgrim America Funds

                  Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Total return figures reflect a partial waiver of expenses for the period stated. Performance figures shown pertain only to Class A shares of the Fund excluding the maximum sales charge. The average annual total returns for the one, five and ten year periods ended June 30, 1997 including the Class A maximum sales charge were 2.22%, 4.26% and 6.39%, respectively. The SEC yields for Class B and M as of June 30, 1997 were 4.30% and 4.42%, respectively.

     Total returns for Class B and M shares for the year ended June 30, 1997 including the maximum contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.25% (Class M shares only) and assuming reinvestment of all dividends and distributions were 1.40% and 3.44%, respectively. Total returns for Class B and M shares excluding sales charges and assuming reinvestment of all dividends and distributions were 6.38% and 6.88%, respectively, for the year ended June 30, 1997.

     The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to December, 1992. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its 10% borrowing investment restriction.

(2) The Fund is ranked in the Lipper Analytical Services, Inc. universe of General U.S. Government Funds which includes GNMA, intermediate and long term government bonds. The Lehman Brothers GNMA, Intermediate Government and Treasuries Indices are unmanaged market indices representative of different types of holdings in the Fund's portfolio.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those results projected in the "forward-looking statements".

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Pilgrim America Investment Funds, Inc.
Pilgrim Government Securities Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pilgrim America MagnaCap Fund and Pilgrim America High Yield Fund (the two funds comprising Pilgrim America Investment Funds, Inc.), and Pilgrim Government Securities Income Fund (the single series of Pilgrim Government Securities Income Fund, Inc.), as of June 30, 1997, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended except for Pilgrim America High Yield Fund which is for each of the years in the two-year period ended June 30, 1997 and the eight-month period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to July 1, 1994 for Pilgrim America MagnaCap Fund and Pilgrim Government Securities Income Fund, and for all periods ending prior to November 1, 1994 for Pilgrim America High Yield Fund, the financial highlights were audited by other auditors whose reports thereon dated July 22, 1994 and November 17, 1994, respectively, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the 1997, 1996 and 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Pilgrim America Investment Funds, Inc. and Pilgrim Government Securities Income Fund, Inc. as of June 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with generally accepted accounting principles.

                                        KPMG PEAT MARWICK LLP

Los Angeles, CA
August 1, 1997


                             Pilgrim America Funds

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
As of June 30, 1997

--------------------------------------------------------------------------------

                                                                                                                     Government
                                                                                MagnaCap         High Yield          Securities
                                                                                  Fund              Fund            Income Fund
                                                                            ---------------   ---------------    ------------------
ASSETS:

Investments in securities at market value (Cost $221,755,471
       $83,582,586 and $33,485,169, respectively)                           $   332,416,800   $    85,374,375    $    33,668,999
Cash                                                                                  9,765           776,010             22,931
Receivables:

       Investment securities sold                                                 1,167,049         1,729,062
       Dividends and interest                                                       640,285         1,886,946            270,369
       Fund shares sold                                                           1,077,379         1,908,585             56,499
       Due from affiliate                                                                              50,205
       Other                                                                                                              59,211
Prepaid expenses                                                                     34,533            14,149              8,725
                                                                            ---------------   ---------------    ---------------
          Total Assets                                                          335,345,811        91,739,332         34,086,734
                                                                            ---------------   ---------------    ---------------
LIABILITIES:

Payable for fund shares redeemed                                                    180,445            36,582             14,867
Payable to affiliate                                                                  8,800             2,000             14,109
Investment securities purchased                                                     404,101         6,649,400          2,518,083
Other accrued expenses and liabilities                                              222,593            37,550             45,006
                                                                            ---------------   ---------------    ---------------
          Total Liabilities                                                         815,939         6,725,532          2,592,065
                                                                            ---------------   ---------------    ---------------
NET ASSETS                                                                  $   334,529,872   $    85,013,800    $    31,494,669
                                                                            ===============   ===============    ===============
Net Assets consist of:

       Paid-in capital                                                      $   200,147,133   $    92,996,149    $    39,659,876
       Undistributed (overdistributed) net investment income                      1,290,711           553,560            (76,374)
       Accumulated net realized gains (losses) on investments                    22,430,699       (10,327,698)        (8,272,663)
       Net unrealized appreciation of investments                               110,661,329         1,791,789            183,830
                                                                            ---------------   ---------------    ---------------
            Net Assets                                                      $   334,529,872   $    85,013,800    $    31,494,669
                                                                            ===============   ===============    ===============
Class A:

       Net assets                                                           $   290,355,244   $    35,940,124    $    29,900,102
       Shares authorized ($0.10, $0.10 and $0.00 par value, respectively)        80,000,000        80,000,000      1,000,000,000
       Shares outstanding                                                        18,238,866         5,287,586          2,352,641
       Net asset value and redemption price per share                       $         15.92   $          6.80    $         12.71
       Maximum offering price per share(1)                                  $         16.89   $          7.14    $         13.34
Class B:
       Net assets                                                           $    37,426,881   $    40,225,347    $     1,534,282
       Shares authorized ($0.10, $0.10 and $0.00 par value, respectively)        80,000,000        80,000,000      1,000,000,000
       Shares outstanding                                                         2,367,170         5,931,289            120,999
       Net asset value, redemption and offering price per share(2)          $         15.81   $          6.78    $         12.68
Class M:
       Net assets                                                           $     6,747,747   $     8,848,329    $        60,285
       Shares authorized ($0.10, $0.10 and $0.00 par value, respectively)        40,000,000        40,000,000      1,000,000,000
       Shares outstanding                                                           425,282         1,304,123              4,740
       Net asset value and redemption price per share                       $         15.87   $          6.78    $         12.72
       Maximum offering price per share(3)                                  $         16.45   $          7.01    $         13.15


(1) Maximum offering price is computed at 100/94.25 of net asset value for MagnaCap Fund and 100/95.25 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value for MagnaCap Fund and 100/96.75 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.


                 See Accompanying Notes to Financial Statements

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1997

--------------------------------------------------------------------------------

                                                                                                                        Government
                                                                              MagnaCap            High Yield            Securities
                                                                               Fund                   Fund              Income Fund
                                                                           ------------          ------------          ------------

INVESTMENT INCOME:

     Interest                                                              $    686,003          $  5,026,522          $  2,455,809

     Dividends                                                                5,281,334

                                                                           ------------          ------------          ------------
         Total investment income                                              5,967,337             5,026,522             2,455,809
                                                                           ------------          ------------          ------------
EXPENSES:

     Investment management fees                                               2,157,744               332,032               170,619
     Distribution expenses
         Class A Shares                                                         778,277                67,333                83,482
         Class B Shares                                                         203,011               167,712                 6,950
         Class M Shares                                                          26,343                33,155                   267
     Transfer agent and registrar fees                                          633,837                96,497                95,847
     Reports to shareholders                                                    103,765                20,752                10,719
     Recordkeeping and pricing fees                                              89,364                19,282                14,785
     Professional fees                                                           78,548                23,190                34,886
     Custodian fees                                                              65,470                22,825                27,049
     Registration and filing fees                                                63,482                43,578                32,569
     Shareholder servicing fees                                                  47,021                 8,644                 4,181
     Insurance expense                                                           32,655                 2,844                 5,050
     Directors' fees                                                             17,449                 2,584                 2,371
     Miscellaneous expenses                                                       4,786                 2,701                 1,065
                                                                           ------------          ------------          ------------
         Total expenses                                                       4,301,752               843,129               489,840
                                                                           ------------          ------------          ------------
     Less:

         Waived and reimbursed fees                                                                  (219,739)

         Earnings credits                                                        (2,118)              (11,934)
                                                                           ------------          ------------          ------------
         Net expenses                                                         4,299,634               611,456               489,840
                                                                           ------------          ------------          ------------

         Net investment income                                                1,667,703             4,415,066             1,965,969
                                                                           ------------          ------------          ------------
REALIZED AND UNREALIZED GAINS
     (LOSSES) FROM INVESTMENTS:

     Net realized gains (losses) from investments                            74,330,966             1,037,959               (65,952)
     Net change in unrealized appreciation
         (depreciation) of investments                                        1,078,094             1,455,802               510,175
                                                                           ------------          ------------          ------------
     Net gain from investments                                               75,409,060             2,493,761               444,223
                                                                           ------------          ------------          ------------
         Net increase in net assets
             resulting from operations                                     $ 77,076,763          $  6,908,827          $  2,410,192
                                                                           ============          ============          ============


                 See Accompanying Notes to Financial Statements

                         Pilgrim America Elite Series

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                   MagnaCap Fund              High Yield Fund
                                            ----------------------------   -----------------------------
                                             Year Ended     Year Ended      Year Ended      Year Ended
                                            June 30, 1997  June 30, 1996   June 30, 1997   June 30, 1996
                                            -------------  -------------   -------------   -------------
Increase in net assets
     from operations:

Net investment income                     $   1,667,703    $   1,259,836   $    4,415,066  $   1,610,614
Net realized gain (loss)
     from investments                        74,330,966       25,045,352        1,037,959        733,725
Net change in unrealized
     appreciation (depreciation)
     of investments                           1,078,094       17,314,574        1,455,802       (338,649)
                                          -------------    -------------   --------------  -------------
Net increase in net assets
     resulting from operations               77,076,763       43,619,762        6,908,827      2,005,690
                                          -------------    -------------   --------------  -------------
Distributions
     to shareholders:

Net investment income:
     Class A shares                          (1,648,742)        (913,179)      (2,371,451)      (1,398,592)
     Class B shares                                  --              (76)      (1,291,124)         (44,230)
     Class M shares                              (3,788)             (11)        (353,811)         (13,477)
Distributions in excess
     of net investment income:
     Class A shares                                  --               --               --               --
     Class B shares                                  --               --               --               --
     Class M shares                                  --               --               --               --
Net realized gains:
     Class A shares                         (67,754,162)      (3,522,486)              --               --
     Class B shares                          (4,722,175)         (24,792)              --               --
     Class M Shares                            (802,030)          (3,493)              --               --
Tax return of capital:
     Class A shares                                  --               --               --               --
     Class B shares                                  --               --               --               --
     Class M shares                                  --               --               --               --
                                          -------------    -------------    -------------    -------------
Total distributions                         (74,930,897)      (4,464,037)      (4,016,386)      (1,456,299)

                                          -------------    -------------    -------------    -------------
Capital share transactions:

Net proceeds from sale of shares            140,156,531       71,233,884       78,745,209        7,992,192
Shares resulting from dividend
     reinvestment                            59,470,837        3,475,640        1,870,419          617,676
Cost of shares redeemed                    (115,106,546)     (77,332,069)     (20,802,137)      (2,801,277)
                                          -------------    -------------    -------------    -------------
Net increase (decrease) in net
     assets resulting from capital
     share transactions                      84,520,822       (2,622,545)      59,813,491        5,808,591
                                          -------------    -------------    -------------    -------------
Net increase (decrease) in
     net assets                              86,666,688       36,533,180       62,705,932        6,357,982
                                          -------------    -------------    -------------    -------------
Net assets, beginning of period             247,863,184      211,330,004       22,307,868       15,949,886
                                          -------------    -------------    -------------    -------------
Net assets, end of period *               $ 334,529,872    $ 247,863,184    $  85,013,800    $  22,307,868
                                          =============    =============    =============    =============

*  Including undistributed
   (overdistributed) net
   investment income of:                  $   1,290,711    $   1,275,538    $     553,560    $     154,880
                                          =============    =============    =============    =============


                                             Government Securities
                                                  Income Fund
                                          -----------------------------
                                            Year Ended     Year Ended
                                           June 30, 1997  June 30, 1996
                                          --------------  ------------
Increase in net assets
     from operations:

Net investment income                     $  1,965,969    $  2,426,793
Net realized gain (loss)
     from investments                          (65,952)        341,589
Net change in unrealized
     appreciation (depreciation)
     of investments                            510,175      (1,342,713)
                                          ------------    ------------
Net increase in net assets
     resulting from operations               2,410,192       1,425,669
                                          ------------    ------------
Distributions
     to shareholders:

Net investment income:
     Class A shares                         (1,929,871)     (2,425,905)
     Class B shares                            (34,226)           (766)
     Class M shares                             (1,872)           (122)
Distributions in excess
     of net investment income:
     Class A shares                            (74,945)             --
     Class B shares                               (632)             --
     Class M shares                                 --              --
Net realized gains:
     Class A shares                                 --              --
     Class B shares                                 --              --
     Class M Shares                                 --              --
Tax return of capital:
     Class A shares                            (63,350)       (183,721)
     Class B shares                                 --              --
     Class M shares                                 (5)             --
                                          ------------    ------------
Total distributions                         (2,104,901)     (2,610,514)
                                          ------------    ------------
Capital share transactions:

Net proceeds from sale of shares             3,683,618       4,809,688
Shares resulting from dividend
     reinvestment                              898,604         985,701
Cost of shares redeemed                    (12,242,953)     (9,391,713)
                                          ------------    ------------
Net increase (decrease) in net
     assets resulting from capital
     share transactions                     (7,660,731)     (3,596,324)

                                          ------------    ------------
Net increase (decrease) in
     net assets                             (7,355,440)     (4,781,169)
                                          ------------    ------------
Net assets, beginning of period             38,850,109      43,631,278
                                          ------------    ------------
Net assets, end of period *               $ 31,494,669    $ 38,850,109
                                          ============    ============
*  Including undistributed
   (overdistributed) net
   investment income of:                  ($    76,374)             --
                                          ============    ============


                 See Accompanying Notes to Financial Statements

                          Pilgrim America MagnaCap Fund

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                                                         CLASS A
                                    -----------------------------------------------------------------------------------------

                                                                   Year Ended June 30,
                                    ----------------------------------------------------------------------------------------
                                         1997            1996          1995(a)         1994           1993           1992
                                    -------------    -----------    -----------    -----------    -----------    -----------
Per Share Operating
     Performance
Net asset value, beginning
     of period                      $       16.69    $     14.03    $     12.36    $     12.05    $     11.98          10.93
                                    -------------    -----------    -----------    -----------    -----------    -----------
Income from investment
     operations:
     Net investment income                   0.10           0.09           0.12           0.15           0.14           0.13
     Net realized and unrealized
       gain on investments                   4.16           2.87           2.29           0.89           0.82           1.16
                                    -------------    -----------    -----------    -----------    -----------    -----------
       Total from investment
           operations                        4.26           2.96           2.41           1.04           0.96           1.29
                                    -------------    -----------    -----------    -----------    -----------    -----------
Less distributions from:
     Net investment income                   0.10           0.06           0.14           0.14           0.12           0.24
     Distributions in excess of
       net investment income                 0.02             --             --             --             --             --
     Realized gains on investment            4.16           0.24           0.60           0.59           0.77             --
     Distributions in excess of
       net realized gains                    0.75             --             --             --             --             --
                                    -------------    -----------    -----------    -----------    -----------    -----------
         Total distributions                 5.03           0.30           0.74           0.73           0.89           0.24
                                    -------------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period      $       15.92    $     16.69    $     14.03    $     12.36    $     12.05    $     11.98
                                    =============    ===========    ===========    ===========    ===========    ===========
Total Return (c)                            30.82%         21.31%         20.61%          9.13%          8.21%         11.93%
Ratios/Supplemental Data
Net assets, end of period (000's)   $     290,355    $   235,393    $   211,330    $   190,435    $   197,250    $   196,861
Ratios to average net assets:
     Expenses                                1.46%          1.68%          1.59%          1.53%          1.53%          1.60%
     Net investment income                   0.64%          0.54%          0.98%          1.16%          1.09%          1.20%
Portfolio turnover rate                        77%            15%             6%             7%            36%            49%
Average commission rate paid        $      0.0686             --             --             --             --             --



                                               CLASS B                          CLASS M
                                    ---------------------------       ---------------------------
                                       Year           July 17,           Year          July 17,
                                       Ended         1995(b) to          Ended        1995(b) to
                                      June 30,        June 30,          June 30,        June 30,
                                        1997            1996              1997           1996
                                    ------------     ----------       -----------    ------------
Per Share Operating
     Performance
Net asset value, beginning
     of period                      $      16.59     $    14.22       $     16.63    $      14.22
                                    ------------     ----------       -----------    ------------
Income from investment
     operations:
     Net investment income                    --           0.06              0.02            0.08
     Net realized and unrealized
       gain on investments                  4.13           2.61              4.16            2.63
                                    ------------     ----------       -----------    ------------
       Total from investment
           operations                       4.13           2.67              4.18            2.71
                                    ------------     ----------       -----------    ------------
Less distributions from:
     Net investment income                    --           0.06              0.02            0.06
     Distributions in excess of
       net investment income                  --             --              0.01              --
     Realized gains on investment           4.13           0.24              4.16            0.24
     Distributions in excess of
       net realized gains                   0.78             --              0.75              --
                                    ------------     ----------       -----------    ------------
         Total distributions                4.91           0.30              4.94            0.30
                                    ------------     ----------       -----------    ------------
Net asset value, end of period      $      15.81     $    16.59       $     15.87    $      16.63
                                    ============     ==========       ===========    ============
Total Return (c)                           29.92%         18.98%            30.26%          19.26%
Ratios/Supplemental Data
Net assets, end of period (000's)   $     37,427     $   10,509       $     6,748    $      1,961
Ratios to average net assets:
     Expenses                               2.16%          2.38%(d)          1.91%           2.13%(d)
     Net investment income                 (0.04%)         0.07%(d)          0.22%           0.32%(d)
Portfolio turnover rate                       77%            15%               77%            15%
Average commission rate paid        $     0.0686             --       $    0.0686             --


----------------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)      Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)      Annualized.

                See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                           CLASS A
                                            ----------------------------------------------------------------------------
                                                                      Eight
                                                                      Months
                                             Year Ended June 30,      Ended                   Year Ended October 31,
                                            --------------------      June 30,        ----------------------------------
                                              1997         1996       1995(a)(b)       1994           1993         1992
                                            -------      -------      ---------       -------       -------      -------
Per Share Operating Performance
Net asset value, beginning of period        $  6.36      $  6.15      $  5.95         $  6.47       $  5.77      $  5.70
                                            -------      -------      -------         -------       -------      -------

Income (loss) from investment
operations:
  Net investment income                        0.61         0.59         0.35            0.54          0.53         0.63
  Net realized and unrealized
    gain (loss) on investments                 0.43         0.16         0.21           (0.51)         0.70         0.07
                                            -------      -------      -------         -------       -------      -------
    Total from investment operations           1.04         0.75         0.56            0.03          1.23         0.70
                                            -------      -------      -------         -------       -------      -------
Less distributions from:
Net investment income                          0.60         0.54         0.36            0.55          0.53         0.63
Realized gains on investments                    --           --           --              --            --           --
Total distributions                            0.60         0.54         0.36            0.55          0.53         0.63
                                            -------      -------      -------         -------       -------      -------
Net asset value, end of period              $  6.80      $  6.36      $  6.15         $  5.95       $  6.47      $  5.77
                                            =======      =======      =======         =======       =======      =======

Total Return (d)                              17.14%       12.72%        9.77%           0.47%        22.12%       12.65%
Ratios/Supplemental Data
Net assets, end of period (000's)           $35,940      $18,691      $15,950         $16,046       $18,797      $17,034
                                            -------      -------      -------         -------       -------      -------
Ratios to average net assets:
Expenses (e)(f)(g)                             1.00%        1.00%        2.25%(h)        2.00%         2.02%        2.03%

Net investment income (e)(f)(g)                9.54%        9.46%        8.84%(h)        8.73%         8.36%       10.93%
Portfolio turnover rate                         394%         399%         166%            192%          116%         193%


                                                  CLASS B                  CLASS M
                                           ----------------------    -----------------------
                                                        July 17,                   July 17,
                                           Year Ended  1995(c) to    Year Ended   1995(c) to
                                             June 30,    June 30,      June 30,    June 30,
                                              1997        1996           1997        1996
                                             ------      ------         ------      ------
Per Share Operating Performance
Net asset value, beginning of period         $ 6.36      $ 6.20         $ 6.36      $ 6.20
                                             ------      ------         ------      ------
Income (loss) from investment
operations:

Net investment income                          0.57        0.48           0.58        0.50
Net realized and unrealized
gain (loss) on investments                     0.41        0.14           0.41        0.14
Total from investment operations               0.98        0.62           0.99        0.64
                                             ------      ------         ------      ------

Less distributions from:
Net investment income                          0.56        0.46           0.57        0.48
Realized gains on investments                    --          --             --          --
                                             ------      ------         ------      ------
Total distributions                            0.56        0.46           0.57        0.48
                                             ------      ------         ------      ------
Net asset value, end of period                $6.78       $6.36          $6.78       $6.36
                                             ======      ======         ======      ======

Total Return (d)                              16.04%      10.37%         16.29%      10.69%
Ratios/Supplemental Data
Net assets, end of period (000's)           $40,225      $2,374         $8,848      $1,243

Ratios to average net assets:
Expenses (e)(f)(g)                             1.75%       1.75%(h)       1.50%       1.50%(h)
Net investment income (e)(f)(g)                8.64%       9.02%(h)       8.93%       9.41%(h)
Portfolio turnover rate                         394%        339%           394%        339%


------------------------------

(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)  Effective November 1, 1994, High Yield Fund changed its year end to June
     30.

(c)  Commencement of offering of shares.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94%(annualized) and 2.69%(annualized), and the ratios of net investment income to average net assets were 8.27%, 8.05%(annualized) and 8.51%(annualized), for Class A, B and M shares, respectively.

(g) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35%(annualized) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74%(h) in 1995 and 8.66% in 1994 for Class A shares.

(h)    Annualized.

                See Accompanying Notes to Financial Statements

                  Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

CLASS A
                                             ------------------------------------------------------------------------
                                                                         Year Ended June 30,
                                             ------------------------------------------------------------------------
                                                 1997         1996        1995(a)      1994       1993(c)      1992
                                             -----------  -----------  -----------  ----------  ---------- ----------
Per Share Operating Performance
Net asset value, beginning of period          $   12.59    $   12.97    $   12.73   $   13.96   $   13.76  $   13.76
                                             -----------  -----------  -----------  ----------  ---------- ----------
Income (loss) from investment operations:
     Net investment income                         0.69         0.75         0.84        0.84        1.13       1.19
     Net realized and unrealized
       gain (loss) on investments                  0.20        (0.32)        0.24       (1.17)       0.18
                                             -----------  -----------  -----------  ----------  ---------- ----------
       Total from investment operations            0.89         0.43         1.08       (0.33)       1.31       1.19
                                             -----------  -----------  -----------  ----------  ---------- ----------
Less distributions from:
     Net investment income                         0.69         0.75         0.84        0.90        1.11       1.19
     Distributions in excess
       of net investment income                    0.04           --           --          --          --         --
     Tax return of capital                         0.04         0.06           --          --          --         --
                                             -----------  -----------  -----------  ----------  ---------- ----------
       Total distributions                         0.77         0.81         0.84        0.90        1.11       1.19
                                             -----------  -----------  -----------  ----------  ---------- ----------
Net asset value, end of period (000's)        $   12.71    $   12.59    $   12.97   $   12.73   $   13.96  $   13.76
                                             ===========  ===========  ===========  ==========  ========== ==========

Total Return (d)                                   7.33%        3.34%        8.96%      (2.50)%      9.82%      8.98%
Ratios/Supplemental Data
Net assets, end of period (000's)               $29,900      $38,753      $43,631     $61,100     $87,301    $96,390
Ratios to average net assets:
     Expenses (e)(f)                               1.42%        1.51%        1.40%       1.21%       1.12%     1.10%
     Net investment income (e)(f)                  5.78%        5.64%        6.37%       6.44%       8.06%     8.59%
 Portfolio turnover rate                            172%         170%         299%        402%        466%      823%


                                                         CLASS B                          CLASS M
                                              ----------------------------      -----------------------------
                                                  Year          July 17,            Year             July 17,
                                                 Ended         1995(b) to          Ended           1995(b) to
                                                June 30,        June 30,          June 30,          June 30,
                                                  1997            1996              1997             1996
                                              ------------    ------------      ------------     ------------
Per Share Operating Performance
Net asset value, beginning of period               $12.59          $12.95            $12.59           $12.95
                                              ------------    ------------      ------------     ------------
Income (loss) from investment operations:
     Net investment income                           0.67            0.66              0.70             0.68
     Net realized and unrealized
       gain (loss) on investments                    0.11           (0.37)             0.14            (0.36)
                                              ------------    ------------      ------------     ------------
       Total from investment operations              0.78            0.29              0.84             0.32
                                              ------------    ------------      ------------     ------------
Less distributions from:
     Net investment income                           0.67            0.65              0.70             0.68
     Distributions in excess
       of net investment income                      0.02              --                --               --
     Tax return of capital                             --              --               0.01              --
                                              ------------    ------------      ------------     ------------
       Total distributions                           0.69            0.65              0.71             0.68
                                              ------------    ------------      ------------     ------------

Net asset value, end of period                     $12.68          $12.59            $12.72           $12.59
                                              ============    ============      ============     ============

Total Return (d)                                     6.38%           2.25%             6.88%            2.52%
Ratios/Supplemental Data

Net assets, end of period (000's)                  $1,534       $      73          $     61         $     24
Ratios to average net assets:
     Expenses (e)(f)                                 2.17%           2.26%(g)          1.92%(g)         2.01%(g)
     Net investment income (e)(f)                    4.92%           4.98%(g)          5.25%            5.73%(g)
Portfolio turnover rate                               172%            170%              172%             170%



------------------------------

(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)  Commencement of offering of shares.

(c) During this period, average daily borrowing were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992, until April 4, 1995, when shareholders approved a change in the Fund's investment policies.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 1.57%, 2.41%(annualized) and 2.16%(annualized), and the ratios of net investment income to average net assets were 5.74%, 4.83%(annualized) and 5.58%(annualized) for Class A, B and M shares, respectively.

(f) Prior to the waiver expenses for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.

(g)  Annualized.

                See Accompanying Notes to Financial Statements

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Organization. Pilgrim America Elite Series ("Elite Series" or the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Elite Series consists of three separate diversified open-end investment company funds. The Pilgrim America MagnaCap Fund ("MagnaCap Fund"), Pilgrim America High Yield Fund ("High Yield Fund") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund"), are collectively referred to as the "Funds", each with its own investment objective and policies. MagnaCap Fund and High Yield Fund are series of Pilgrim America Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969. Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

Prior to July 17, 1995, each Fund issued only Class A shares. Subsequently, each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. Short- term investments are valued at amortized cost which when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gain or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-date. Distributions from income are declared by MagnaCap Fund on a semi-annual basis and on a monthly basis for High Yield Fund and Government Securities Income Fund. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, the treatment of wash sales, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. For the year ended June 30, 1997, $62,558 was reclassified from paid-in capital to undistributed net investment income for Government Securities Income Fund. There were no reclassifications made for tax purposes for MagnaCap Fund or High Yield Fund.

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Continued)
--------------------------------------------------------------------------------


D. Federal Income Taxes. The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investments companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax.

     Capital loss carryforwards were as follows at June 30, 1997:

                                                 Amount       Expiration Dates
 ------       ----------------
     MagnaCap Fund                           $                       N/A
     High Yield Fund                           10,317,698         1998-2003

     Government Securities Income Fund          8,247,038         1998-2004


     The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

F. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

(2)  Investment Management Fee and Other Transactions with Affiliates

As of April 7, 1995, Pilgrim America Capital Corporation ("PACC") (formerly Express America Holdings Corporation) acquired the rights to manage and distribute the Funds, and the rights to manage two closed-end funds (collectively the "Acquired Funds"). In connection with the acquisition, Pilgrim America Group, Inc. ("PAG") was formed as a wholly owned subsidiary of PACC.

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Continued)
--------------------------------------------------------------------------------

Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of

PAG. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: MagnaCap Fund pays the Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million. High Yield Fund pays the Manager a fee at an annual rate of 0.75% of the Fund's average daily net assets on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the High Yield Fund, excluding interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class
M. This expense limitation will apply until December 31, 1997. At June 30, 1997, High Yield Fund accrued $50,205 as a reimbursement due from the Manager for such excess expenses. Government Securities Income Fund pays the Manager a fee at an annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess of $1 billion. The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees which exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. At June 30, 1997 excess expense reimbursements refundable to the Manager totalled $12,016.

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' share. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor at the annual rate of 0.30% of the average daily net assets of Class A for MagnaCap Fund and 0.25% of the average daily net assets of Class A for High Yield Fund and Government Securities Income Fund. MagnaCap Fund, High Yield Fund and Government Securities Income Fund pay an annual rate of 1.00% and 0.75% of the average daily net assets of Class B and Class M shares, respectively.

Each of the Funds has entered into a Service Agreement with PAG whereby PAG will act as the Shareholder Service Agent for each Fund. The agreement provides that PAG will be compensated for incoming and outgoing shareholder telephone calls and letters and letter, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. At June 30, 1997, MagnaCap Fund, High Yield Fund and Government Securities Income Fund owed PAG $8,800,

$2,000 and $2,093, respectively in service fees.

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Continued)
--------------------------------------------------------------------------------

(3)  Investment Transactions

For the year ended June 30, 1997, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                                   Government
   Securities
                                MagnaCap Fund   High Yield Fund    Income Fund

U.S. Government Obligations:

     Purchases                  $    --         $    --           $   57,627,815
     Sales                           --              --               60,259,788

Other Securities:

     Purchases                   208,330,686     230,803,955               --
     Sales                       207,377,346     176,029,006               --

(4)  Capital Shares

Transactions in capital shares and dollars were as follows:

                                    Class A Shares                 Class B Shares                   Class M Shares
                            ------------------------------  -----------------------------    ------------------------------
                               Year Ended      Year Ended      Year Ended    Year Ended         Year Ended     Year Ended
                                June 30,        June 30,        June 30,      June 30,           June 30,       June 30,
                                  1997            1996            1997          1996              1997            1996
                            -------------   -------------   -------------   -------------     -------------   -------------
MagnaCap Fund (Number of
shares)
Shares sold                     7,162,084       3,769,994       1,625,552         641,789         308,520         130,015
Shares issued as
  reinvestments                 3,978,472         222,032         332,790           1,560          58,378             221
  of dividends
Shares redeemed                (7,008,858)     (4,943,794)       (224,729)         (9,792)        (59,549)        (12,303)
                            -------------   -------------   -------------   -------------   -------------   -------------


Net increase (decrease) in
  shares outstanding            4,131,698        (951,768)      1,733,613         633,557         307,349         117,933
                            =============   =============   =============   =============   =============   =============

MagnaCap Fund ($)
Shares sold                  $110,144,369     $58,716,766     $25,252,042     $10,409,316      $4,760,120      $2,107,802
Shares issued as
  reinvestments                54,179,774       3,447,447       4,499,323          24,690         791,740           3,503
  of dividends
Shares redeemed              (110,376,550)    (76,979,255)     (3,781,590)       (160,454)       (948,406)       (192,360)
                            -------------   -------------   -------------   -------------   -------------   -------------

Net increase (decrease) in
  shares outstanding          $53,947,593    $(14,815,042)    $25,969,775     $10,273,552      $4,603,454      $1,918,945
                            =============   =============   =============   =============   =============   =============


High Yield Fund (Number of
shares)
Shares sold                     4,403,729         667,265       6,227,264         391,688       1,214,198         198,769
Shares issued as
  reinvestments                   178,853          94,111          76,353           3,272          29,000           1,190
  of dividends
Shares redeemed                (2,232,708)       (416,380)       (745,853)        (21,435)       (134,582)         (4,452)
                            -------------   -------------   -------------   -------------   -------------   -------------

Net increase in shares          2,349,874         344,996       5,557,764         373,525       1,108,616         195,507
  outstanding
                            =============   =============   =============   =============   =============   =============

                          Pilgrim America Elite Series


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Continued)
--------------------------------------------------------------------------------

                                      Class A Shares                 Class B Shares                Class M Shares
                               ------------------------------  ----------------------------   --------------------------
                                   Year            Year            Year           Year           Year          Year
                                   Ended          Ended            Ended         Ended           Ended         Ended
                                  June 30,       June 30,         June 30,      June 30,        June 30,     June 30,
                                   1997            1996            1997           1996           1997          1996
                                ------------   ------------   ------------   ------------   ------------   ------------
High Yield Fund ($)
Shares sold                      $29,353,593     $4,248,850    $41,339,576     $2,485,160     $8,052,040     $1,258,182

Shares issued as reinvestments
  of dividends                     1,175,204        589,405        503,880         20,744        191,335          7,527
Shares redeemed                  (14,956,120)    (2,637,070)    (4,952,839)      (135,908)      (893,178)       (28,299)
                                ------------   ------------   ------------   ------------   ------------   ------------

Net increase in shares
  outstanding                    $15,572,677     $2,201,185    $36,890,617     $2,369,996     $7,350,197     $1,237,410
                                ============   ============   ============   ============   ============   ============

Government Securities
  Income Fund (Number of
  Shares)
Shares sold                           87,019        368,928        200,561          5,776          4,833          1,862
Shares issued as reinvestments
  of dividends                        70,258         76,541            890             23            146             10
Shares redeemed                     (882,634)      (731,172)       (86,251)            --         (2,111)            --
                                ------------   ------------   ------------   ------------   ------------   ------------

Net increase (decrease) in
  shares outstanding                (725,357)      (285,703)       115,200          5,799          2,868          1,872
                                ============   ============   ============   ============   ============   ============

Government Securities
  Income Fund ($)
  Shares sold                     $1,099,502     $4,712,654     $2,523,084        $73,517        $61,032        $23,517
Shares issued as reinvestments
  of dividends                       885,529        985,290         11,224            292          1,851            119
Shares redeemed                  (11,132,819)    (9,391,713)    (1,083,379)            --        (26,755)            --
                                ------------   ------------   ------------   ------------   ------------   ------------

Net increase (decrease) in
  shares outstanding             $(9,147,788)   $(3,693,769)    $1,450,929        $73,809        $36,128        $23,636
                                ============   ============   ============   ============   ============   ============


(5)   Custodial Agreement

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the year ended June 30, 1997, MagnaCap Fund, High Yield Fund and Government Securities Income Fund received earnings credits of $2,118, $11,934 and $0, respectively.

(6)   Subsequent Events

Subsequent to June 30, 1997 MagnaCap Fund declared a dividend from net investment income of $0.0640, $0.0315 and $0.0464 for Classes A, B and M, respectively payable on August 8, 1997 to shareholders of record on July 31, 1997. High Yield Fund declared a dividend from net investment income of $0.0500, $0.0462 and $0.0475 for Classes A, B and M, respectively payable on July 15, 1997 to shareholders of record on June 30, 1997. Government Securities Income Fund declared a dividend from net investment income of $0.0645, $0.0572 and $0.0590 for Classes A, B and M, respectively payable on July 15, 1997 to shareholders of record on June 30, 1997.

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------

                              COMMON STOCKS: 95.6%


                                                                     Market
   Shares                                                             Value
   ------       -----
                  Banks: 4.7%
    160,000       Bankamerica Corp.                                  $10,330,000
      2,500       Collective Bancorp                                     112,187
     98,000       CoreStates Financial Corp.                           5,267,500
                                                                     -----------
                                                                      15,709,687

                                                                     -----------
                  Capital Goods: 0.7%
     37,100       Parker Hannifin Corp.                                2,251,506
                                                                     -----------

                  Chemicals: 4.9%
     30,000       Betzdearborn, Inc.                                   1,980,000
    120,000       DuPont, (E.I.) DeNemours & Co.                       7,545,000
    200,000       Sigma Aldrich Corp.                                  7,012,500
                                                                     -----------
                                                                      16,537,500

                                                                     -----------
                  Chemicals-Diversified: 3.3%
     30,000       Millipore Corp.                                      1,320,000
    131,600       PPG Industries, Inc.                                 7,649,250
     90,000       Pall Corp.                                           2,092,500
                                                                     -----------
                                                                      11,061,750

                                                                     -----------
                  Communications: 0.3%
     15,000       Motorola, Inc.                                       1,140,000
                                                                     -----------


                  Computer Software & Services: 3.4%
    240,000       Automatic Data Processing, Inc.                     11,280,000
                                                                     -----------

                  Computer Systems: 2.3%
    115,000       Electronic Data Systems Corp.                        4,715,000
    100,000       Wallace Computer Services                            3,006,250
                                                                     -----------
                                                                       7,721,250
                                                                     -----------

                  Consumer Products: 3.0%
    200,048       Kimberly-Clark Corp.                                 9,952,388
                                                                     -----------

                  Drugs:  3.3%
    135,000       Bristol-Myers Squibb Co.                            10,935,000
                                                                     -----------

                  Drugstores:  2.6%
    175,000       Rite Aid Corp.                                       8,728,125
                                                                     -----------

                  Electrical Equipment:  2.7%
    203,200       Hubbell, Inc.                                        8,940,800
                                                                     -----------

                  Energy Services:  1.7%
    100,000       Helmerich & Payne, Inc.                              5,762,500
                                                                     -----------



                 See Accompanying Notes to Financial Statements

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------


                                                                     Market
   Shares                                                             Value
   ------       -----
                  Food & Beverages:  5.6%
    200,000       Heinz (H.J.) Co.                                   $ 9,225,000
    250,000       Pepsico, Inc.                                        9,390,625
                                                                     -----------
      18,615,625
                                                                     -----------
                  Foods:  2.5%
    200,000       Sara Lee Corp.                                       8,325,000
                                                                     -----------

                  Healthcare:  3.0%
    150,000       Abbott Laboratories                                 10,012,500
                                                                     -----------

                  Insurance:  6.8%
    250,000       AFLAC, Inc.                                         11,812,500
     40,000       Chubb Corp.                                          2,675,000
    200,000       UNUM Corp.                                           8,400,000
                                                                     -----------
                                                                      22,887,500
                                                                     -----------
                  Leisure:  1.9%
    198,600       Brunswick Corp.                                      6,206,250
                                                                     -----------

                  Machinery & Equipment:  3.2%
    120,000       Dover Corp.                                          7,380,000
    135,000       Federal Signal Corp.                                 3,391,875
                                                                     -----------
      10,771,875
                                                                     -----------

                  Medical Equipment:  6.1%
    200,000       Baxter International                                10,450,000
     66,800       Becton Dickinson & Co.                               3,381,750
    140,000       Hillenbrand Industries                               6,650,000
                                                                     -----------
      20,481,750

                                                                     -----------

                  Office Products & Services:  3.2%
    124,000       Avery Dennison Corp.                                 4,975,500
    100,000       Hewlett Packard                                      5,600,000
                                                                     -----------
      10,575,500
                                                                     -----------
                  Oil & Gas:  4.0%
     80,000       Atlantic Richfield                                   5,640,000
    140,700       Elf Aquitane-ADR                                     7,659,356
                                                                     -----------
      13,299,356
                                                                     -----------

                  Oil Well Equipment & Services: 4.9%
     74,500       Schlumberger Ltd.                                    9,312,500
    165,000       Tidewater, Inc.                                      7,260,000
                                                                     -----------
                                                                      16,572,500
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                                     Market
   Shares                                                             Value
   ------       -----
                   Paper & Forest Products:  0.9%
     50,900        Mead Corp.                                        $ 3,168,525
                                                                     -----------

                   Regional Banks:  2.3%
    112,800        Comerica, Inc.                                      7,670,400
                                                                     -----------

                   Restaurants:  3.0%
    210,000        McDonalds Corp.                                    10,145,625
                                                                     -----------

                   Retail:  9.4%
    313,800        Heilig-Meyers Co.                                   6,158,325
    100,000        Home Depot, Inc.                                    6,893,750
     70,000        Nordstrom, Inc.                                     3,430,000
    175,000        Pep Boys                                            5,960,938
    264,000        Wal-Mart Stores, Inc.                               8,926,500
                                                                     -----------
                                                                      31,369,513
                                                                     -----------
                   Savings & Loans:  3.3%
    205,000        Charter One Financial, Inc.                        11,044,375
                                                                     -----------

                   Technology:  1.6%
     90,000        Rockwell                                            5,310,000
                                                                     -----------

                   Transportation: 1.0%
    200,000        Arnold Industries, Inc.                             3,400,000
                                                                     -----------
                     Total Common Stocks (Cost $209,215,471)         319,876,800
                                                                     -----------


                          SHORT-TERM INVESTMENTS: 3.8%

     Principal
        Amount
        ------
                   Commercial Paper:  3.8%
   $12,540,000     Merrill Lynch Commercial Paper, 5.42%
                   due 07/01/97                                       12,540,000
                                                                     -----------
                     Total Short-Term Investments

                      (Cost $12,540,000)                              12,540,000
                                                                     -----------

                   Total Investments in Securities
                     (Cost $221,755,471)*                   99.4%    332,416,800
                   Cash and Other Assets in Excess
                     of Liabilities-Net                      0.6%      2,113,072
                                                           -----     -----------
                     Total Net Assets                      100.0%   $334,529,872
                                                           =====    ============

----------------------

*   Cost for federal income tax purposes is $221,762,725.
    Net unrealized appreciation consists of:
              Gross Unrealized Appreciation                       $ 111,678,545
              Gross Unrealized Depreciation                          (1,024,470)
                                                                  --------------
                   Net Unrealized Appreciation                    $ 110,654,075
                                                                  ==============


                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------


                             CORPORATE BONDS: 92.2%

   Principal                                                                                                Market
      Amount                                                                                                 Value
      ------                                                                                                 -----
                         Automotive:  7.0%
  $1,500,000             Chief Auto Parts, Inc., 10.500% due 05/15/05                                $   1,515,000
     750,000             Collins & Aikman, 11.500% due 04/15/06                                            849,375
   1,000,000 (a)         Euramax International PLC, 11.250% due 10/01/06                                 1,077,500
   1,000,000             Speedy Muffler King, Inc., 10.875% due 10/01/06                                 1,020,000
   1,500,000             Venture Holdings, 9.750% due 04/01/04                                           1,440,000
                                                                                                 ------------------
                                                                                                         5,901,875

                                                                                                 ------------------
                         Broadcasting:  1.0%
     750,000 (a)         SFX Broadcasting, 10.750% due 05/15/06                                            821,250
                                                                                                 ------------------

                         Business Services:  2.6%
   2,000,000             Unisys Corp., 11.750% due 10/15/04                                              2,195,000
                                                                                                 ------------------

                         Chemicals:  3.1%
   1,500,000             Harris Chemical North America, 10.750% due 10/15/03                             1,541,250
   1,000,000 (a)         Sterling Chemical, 11.250% due 04/01/07                                         1,070,000
                                                                                                 ------------------
                                                                                                         2,611,250

                                                                                                 ------------------
                         Communications:  18.4%
   1,000,000 (a)         Brooks Fiber Properties, 10.000% due 06/01/07                                   1,017,500
   1,500,000 (a)         Dobson Communication Corp., 11.750% due 04/15/07                                1,470,000
   1,500,000 (a)         Globalstar, L.P., 11.250% due 06/15/04                                          1,410,000
     500,000 (a)         IXC Communications, 12.500% due 10/01/05                                          570,000
   1,500,000             Nextlink Communications, 12.500% due 04/15/06                                   1,597,500
   1,500,000             Paging Network, 10.125% due 08/01/07                                            1,462,500
   1,500,000             Phonetel Tech, 12.000% due 12/15/06                                             1,545,000
   1,500,000             Pronet, Inc., 11.875% due 06/15/05                                              1,485,000
   1,500,000             Sprint Spectrum, 11.000% due 08/15/06                                           1,668,750
   1,500,000 (a)         Verio, Inc., 13.500% due 06/15/04                                               1,507,500

   2,000,000 (a)         Winstar Equipment, 12.500% due 03/15/04                                         1,957,500
                                                                                                 ------------------
                                                                                                        15,691,250

                                                                                                 ------------------
                         Consumer Products:  2.4%
   1,500,000 (a)         Renaissance Cosmetics, 11.750% due 02/15/04                                     1,571,250
     500,000 (a)         Riddell Sports, Inc., 10.500% due 07/15/07                                        512,500
                                                                                                 ------------------
                                                                                                         2,083,750

                                                                                                 ------------------
                         Entertainment:  1.8%
   1,500,000             All American Communications, Inc., 10.875% due 10/15/01                         1,578,750

                See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------


   Principal                                                                                                Market
      Amount                                                                                                 Value
      ------                                                                                                 -----
                         Financial:  4.9%
  $1,000,000             Chevy Chase State Bank, 9.250% due 12/01/05                                 $   1,005,000
   1,500,000 (a)         Dollar Financial Group, 10.875% due 11/15/06                                    1,608,750
   1,500,000             Olympic Financial, 11.500% due 03/15/07                                         1,533,750
                                                                                                 ------------------
                                                                                                         4,147,500

                                                                                                 ------------------
                         Food Distributors:  0.9%
     750,000             Chiquita Brands, 10.250% due 11/01/06                                             800,625
                                                                                                 ------------------

                         Foods:  1.6%
   1,500,000             Specialty Foods, 11.250% due 08/15/03                                           1,320,000
                                                                                                 ------------------

                         Gaming:  7.8%
   2,000,000             Casino America, 12.500% due 08/01/03                                            2,080,000
     500,000             Hollywood Casino Corp., 12.750% due 11/01/03                                      533,750
   1,500,000 (a)         Players International, 10.875% due 04/15/05                                     1,548,750
   1,500,000             Station Casinos, 9.625% due 06/01/03                                            1,496,250
   1,000,000             Trump Atlantic City, 11.250% due 05/01/06                                         980,000
                                                                                                 ------------------
                                                                                                         6,638,750
                                                                                                 ------------------
                         Home Building:  1.8%
   1,500,000             Presley Companies, 12.500% due 07/01/01                                         1,511,250
                                                                                                 ------------------

                         Manufacturing:  2.5%
     500,000 (a)         Clark Material, 10.750% due 11/15/06                                              526,250
   1,500,000             Jordan Industries, 10.375% due 08/01/03                                         1,575,000
                                                                                                 ------------------
                                                                                                         2,101,250
                                                                                                 ------------------
                         Manufacturing/Electronic:  1.8%
   1,500,000             Motors and Gears, Inc., 10.750% due 11/15/06                                    1,554,375
                                                                                                 ------------------


                         Media & Entertainment:  8.6%
   2,000,000 (a)         Echostar DBS Corp., 12.500% due 07/01/02                                        1,995,000
   1,500,000             FrontierVision, 11.000% due 10/15/06                                            1,575,000
   2,000,000             Galaxy Telecom, 12.375% due 10/01/05                                            2,135,000
   1,500,000             Rifkin Acquisition, 11.125% due 01/15/06                                        1,593,750
                                                                                                 ------------------
                                                                                                         7,298,750
                                                                                                 ------------------
                         Metals & Minerals:  3.2%
   1,000,000             Haynes International, Inc., 11.625% due 09/01/04                                1,081,250
     500,000 (a)         Kaiser Aluminum & Chemical Co., 10.875% due 10/15/06                              541,250
   1,000,000             Kaiser Aluminum & Chemical Co., 10.875% due 10/15/06                            1,082,500
                                                                                                 ------------------
                                                                                                         2,705,000
                                                                                                 ------------------
                         Mining Equipment:  1.2%
   1,000,000 (a)         Continental Global Group, 11.000% due 04/01/07                                  1,051,250
                                                                                                 ------------------

                See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------


   Principal                                                                                                Market
      Amount                                                                                                 Value
      ------                                                                                                 -----
                         Oil & Gas:  6.5%
     500,000             Bellwether Exploration, 10.875% due 04/01/07                               $      536,250
   1,500,000 (a)         Magnum Hunter Re, 10.000% due 06/01/07                                          1,485,000
   1,500,000             Petroleum Heat & Power, 12.250% due 02/01/05                                    1,565,625
   2,000,000 (a)         Transamerican Energy, 11.500% due 06/15/02                                      1,950,000
                                                                                                 ------------------
                                                                                                         5,536,875
                                                                                                 ------------------
                         Paper & Forest Products:  2.8%
   1,000,000             Crown Paper Co., 11.000% due 09/01/05                                           1,007,500
   1,500,000             Repap New Brunswick, 10.625% due 04/15/05                                       1,413,750
                                                                                                 ------------------
                                                                                                         2,421,250
                                                                                                 ------------------
                         Printing:  1.3%
     500,000             Goss Graphic Systems, Inc., 12.000% due 10/15/06                                  551,250
     500,000             MDC Communications, 10.500% due 12/01/06                                          535,000
                                                                                                 ------------------
                                                                                                         1,086,250
                                                                                                 ------------------
                         Restaurants:  2.4%
   1,000,000 (a)         AFC Enterprises, 10.250% due 05/15/07                                           1,017,500
   1,000,000             Flagstar Corp., 10.750% due 09/15/01                                            1,010,000
                                                                                                 ------------------
                                                                                                         2,027,500
                                                                                                 ------------------
                         Retail:  4.1%
     500,000 (a)         Archibald Candy Corp.                                                             507,500
     500,000             Hines Horticulture Series B, 11.750% due 10/15/05                                 536,250
   1,000,000             Kmart Corp., 7.950% due 02/01/23                                                  910,000
   1,500,000             Loehmann's, Inc., 11.875% due 05/15/03                                          1,545,000
                                                                                                 ------------------
                                                                                                         3,498,750
                                                                                                 ------------------
                         Supermarkets:  2.7%
   1,500,000 (a)         DiGiorgio Corp., 10.000% due 06/15/07                                           1,475,625
     750,000             Jitney-Jungle Stores, 12.000% due 03/01/06                                        836,250
                                                                                                 ------------------

                                                                                                         2,311,875
                                                                                                 ------------------
                         Textile:  1.8%
   1,500,000 (a)         Anvil Knitwear, 10.875% due 03/15/07                                            1,515,000
                                                                                                 ------------------

                             Total Corporate Bonds (Cost $76,617,586)                                   78,409,375
                                                                                                 ------------------
               SHORT-TERM INVESTMENTS: 8.2%

                See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------



   Principal                                                                                                Market
      Amount                                                                                                 Value
      ------                                                                                                 -----
                         Commercial Paper:  4.9%
  $4,165,000             Merrill Lynch Commerical Paper, 6.22%, due 07/01/97                         $   4,165,000

                         Repurchase Agreements:  3.3%
   2,800,000             Merrill Lynch Repurchase Agreement, 5.40% due 07/01/97
                         (Collateralized by $2,760,000 U.S. Treasury Bonds, 6.625%
                         due 07/31/01)                                                                   2,800,000
                                                                                                 ------------------

                             Total Short-Term Investments (Cost $6,965,000)                              6,965,000
                                                                                                 ------------------

                         Total Investments in Securities (Cost $83,582,586)*          100.4%            85,374,375
                         Liabilities in Excess of Cash and Other Assets-Net           (0.4)%              (360,575)
                                                                                     --------    -------------------
                             Total Net Assets                                         100.0%         $  85,013,800
                                                                                     ========    ===================

----------------------------------------

   (a) Issues designated 144A.

   * Cost for federal income tax purposes is $83,592,586.
      Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                                  $   2,137,008
                        Gross Unrealized Depreciation                                                      (355,219)
                                                                                                 --------------------
                                    Net Unrealized Appreciation                                        $   1,781,789
                                                                                                 ====================

                See Accompanying Notes to Financial Statements

                    Pilgrim Goverment Securities Income Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------

                        U.S. GOVERNMENT SECURITIES: 97.2%


   Principal                                                                                                              Market
      Amount                                                                       Rate           Maturity                 Value
      ------                                                                       ----           --------                 -----
                  Federal Home Loan Mortgage Corporation:  18.5%
  $3,288,568      Federal Home Loan Mortgage Corporation                           7.000%       2025 to 2026           $3,228,651
     257,652      Federal Home Loan Mortgage Corporation                           8.500%           2017                  270,001
     245,586      Federal Home Loan Mortgage Corporation                           8.750%           2009                  252,018
     448,170      Federal Home Loan Mortgage Corporation                           9.000%           2006                  461,472
     404,177      Federal Home Loan Mortgage Corporation                           9.500%       2005 to 2014              428,201
      93,400      Federal Home Loan Mortgage Corporation                           9.905%           2020                  100,075
     848,383      Federal Home Loan Mortgage Corporation                          12.250%           2015                  971,399
     126,004      Federal Home Loan Mortgage Corporation-Gold                      9.000%           2021                  133,172
                                                                                                                   ---------------
                                                                                                                        5,844,989
                                                                                                                   ---------------

                  Federal National Mortgage Association:  36.6%
   2,346,548      Federal National Mortgage Association                            6.500%           2016                2,268,080
   1,500,000      Federal National Mortgage Association                            7.840%           2006                1,515,000
   1,141,937      Federal National Mortgage Association                            7.900%           2022                1,196,179
     759,804      Federal National Mortgage Association                            8.000%           2023                  777,226
   1,127,472      Federal National Mortgage Association                            8.500%       2017 to 2021            1,175,574
     559,581      Federal National Mortgage Association                            9.000%           2025                  589,670
   1,112,307      Federal National Mortgage Association                            9.250%       2009 to 2016            1,174,896
     145,076      Federal National Mortgage Association                            9.750%           2008                  154,526
     490,922      Federal National Mortgage Association                           11.000%           2017                  546,458
     114,505      Federal National Mortgage Association                           12.000%           2007                  125,382
     143,161      Federal National Mortgage Association                           12.500%           2010                  163,915
   1,578,479      Federal National Mortgage Association                           13.000%           2014                1,831,491
                                                                                                                   ---------------
                                                                                                                       11,518,397
                                                                                                                   ---------------

                  Government National Mortgage Association:  34.3%
     875,908      Government National Mortgage Association                         7.500%           2023                  879,289
   1,885,224      Government National Mortgage Association                         8.000%       2023 to 2024            1,938,821
   1,378,872      Government National Mortgage Association                         8.250%           2016                1,431,697
   1,439,300      Government National Mortgage Association                         9.000%       2013 to 2022            1,537,964
     564,198      Government National Mortgage Association                         9.250%       2017 to 2021              600,348

   1,549,337      Government National Mortgage Association                         9.500%           2016                1,673,150
     506,886      Government National Mortgage Association                        10.500%       2013 to 2019              561,870
     148,697      Government National Mortgage Association                        11.000%           2016                  166,236
     133,064      Government National Mortgage Association                        11.750%           2015                  151,390
   1,362,522      Government National Mortgage Association                        12.000%       2014 to 2015            1,577,002
     255,407      Government National Mortgage Association-
                       Mobile Home D                                              10.500%           2009                  281,746
                                                                                                                   ---------------
                                                                                                                       10,799,513
                                                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                    Pilgrim Goverment Securities Income Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------


   Principal                                                                                                              Market
      Amount                                                                       Rate           Maturity                 Value
      ------                                                                       ----           --------                 -----

                  U.S. Treasury Securities:  7.8%
  $2,500,000      U.S. Treasury Bonds                                              6.625%           2027               $2,446,100
                                                                                                                   ---------------
                       Total U.S. Government Securities (Cost $30,425,169)                                             30,608,999
                                                                                                                   ---------------

                  SHORT-TERM INVESTMENTS: 9.7%
                  Repurchase Agreements:  9.7%
   3,060,000      Merrill Lynch Repurchase Agreement, 5.40% due 07/01/97
                  (Collateralized by $3,015,000 U.S. Treasury Bonds, 6.625%
                  due 07/31/01)                                                                                         3,060,000
                                                                                                                   ---------------
                       Total Short-Term Investments (Cost $3,060,000)                                                   3,060,000
                                                                                                                   ---------------

                  Total Investments in Securities (Cost $33,485,169)*                                  106.9%          33,668,999
                  Liabilities in Excess of Cash and Other Assets-Net                                   (6.9)%          (2,174,330)
                                                                                               ---------------     ---------------
                       Total Net Assets                                                                100.0%         $31,494,669
                                                                                               ===============     ===============

-------------------------------
 *  Cost for federal income tax purposes is $33,510,794.
     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                                                                    $  278,251
                     Gross Unrealized Depreciation                                                                      (120,046)
                                                                                                                   ---------------
                          Net Unrealized Appreciation                                                                 $  158,205
                                                                                                                   ===============

                 See Accompanying Notes to Financial Statements

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------


Dividends declared during the tax year ended June 30, 1997 were as follows:


                                       Pilgrim America        Pilgrim America
               Per Share Data:          MagnaCap Fund         High Yield Fund
               ---------------          -------------         ---------------

       Ordinary Income

                  Class A                 $0.1182                $0.6000
                  Class B                 $0.0000                $0.5563
                  Class M                 $0.0303                $0.5706

       Long-term capital gains*           $4.9120
       ------------------------

       *Amounts apply to all classes

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Funds' dividend distribution that qualifies under tax law. The percentage of the Fund's fiscal year 1997 net investment income dividends that qualify for the corporate dividend received deductions is 99.08%, 0% and 0% for MagnaCap Fund, High Yield Fund and Government Securities Income Fund, respectively.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 1998, shareholders (excluding corporate shareholders) will received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1997.

                               Pilgrim America
                                    Funds

                              INVESTMENT MANAGER

                      Pilgrim America Investments, Inc.
                            Two Renaissance Square
                     40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004

                                 DISTRIBUTOR

                       Pilgrim America Securities, Inc.
                            Two Renaissance Square
                     40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                1-800-334-3444

                         SHAREHOLDER SERVICING AGENT

                         Pilgrim America Group, Inc.
                            Two Renaissance Square
                     40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                1-800-331-1080

                                TRANSFER AGENT

                      Investors Fiduciary Trust Company
                            c/o DST Systems, Inc.
                               P.O. Box 419541
                         Kansas City, Missouri 64141

                                  CUSTODIAN

                      Investors Fiduciary Trust Company
                             127 West 10th Street
                                  14th Floor
                         Kansas City, Missouri 64105

                                LEGAL COUNSEL

                            Dechert Price & Rhoads
                             1500 K Street, N. W.
                            Washington, D.C. 20005

                             INDEPENDENT AUDITORS

                            KPMG Peat Marwick LLP
                          725 South Figueroa Street
                        Los Angeles, California 90017


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

          Two Renaissance Square, 40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                              Pilgrim America Funds

                              Pilgrim America Funds


                                 MASTER SERIES
                                 -------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund


                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              22-SS-070897 082997